STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2013
STOCKHOLDERS' EQUITY

14. STOCKHOLDERS’ EQUITY

Dividends

The following table provides details of dividend payments in 2011, 2012, and 2013 under our Board approved quarterly cash dividend policy:

Record Date	Payment Date	Amount per Share	Total Amount
			(in millions)
2011 payments
6/30/2011	7/28/2011	$0.25	$41
9/30/2011	10/28/2011	$0.25	$41
2012 payments
12/30/2011	1/31/2012	$0.25	$41
3/30/2012	4/27/2012	$0.25	$41
6/29/2012	7/27/2012	$0.26	$42
9/28/2012	10/26/2012	$0.26	$41
2013 payments
12/31/2012	1/25/2013	$0.26	$42
3/28/2013	4/26/2013	$0.26	$41
6/28/2013	7/26/2013	$0.27	$42
9/30/2013	10/25/2013	$0.27	$42

In October 2013, the Board declared a cash dividend of $0.27 per share that was paid on January 31, 2014 to stockholders of record on December 31, 2013, for an aggregate amount of $42 million. Declaration and payment of future quarterly dividends is at the discretion of the Board and may be adjusted as business needs or market conditions change.

Stock Repurchases

In April 2013, the Board of Directors replaced its previously approved share repurchase authorization of up to $1 billion (of which $557 million remained unused) with the current authorization for repurchases of up to $1 billion of our common shares exclusive of shares repurchased in connection with employee stock plans, expiring on June 30, 2015. Under the current share repurchase authorization, shares may be purchased from time to time at prevailing prices in the open market, by block purchases, or in privately-negotiated transactions, subject to certain regulatory restrictions on volume, pricing, and timing. During 2013, we repurchased 1.22 million shares in open market transactions for $82 million at an average price of $67.59 under a previously approved share repurchase authorization and we repurchased 4.55 million shares in open market transactions for $420 million at an average price of $92.17 under the current authorization. During 2012, we repurchased 6.25 million shares in open market transactions for $460 million at an average price of $73.66 under previously approved share repurchase authorizations. During 2011, we repurchased 6.8 million shares in open market transactions for $492 million at an average price of $72.75 under previously approved share repurchase authorizations. As of February 1, 2014, the remaining authorized amount under the current authorization totaled approximately $580 million.

In connection with employee stock plans, we acquired 0.3 million common shares for $29 million in 2013, 0.7 million common shares for $58 million in 2012, and 0.8 million common shares for $49 million in 2011.

Regulatory Requirements

Certain of our insurance subsidiaries operate in states that regulate the payment of dividends, loans, or other cash transfers to Humana Inc., our parent company, and require minimum levels of equity as well as limit investments to approved securities. The amount of dividends that may be paid to Humana Inc. by these insurance subsidiaries, without prior approval by state regulatory authorities, or ordinary dividends, is limited based on the entity’s level of statutory income and statutory capital and surplus. In most states, prior notification is provided before paying a dividend even if approval is not required. Actual dividends paid may vary due to consideration of excess statutory capital and surplus and expected future surplus requirements related to, for example, premium volume and product mix.

Although minimum required levels of equity are largely based on premium volume, product mix, and the quality of assets held, minimum requirements vary significantly at the state level. Our state regulated insurance subsidiaries had aggregate statutory capital and surplus of approximately $5.5 billion and $5.1 billion as of December 31, 2013 and 2012, respectively, which exceeded aggregate minimum regulatory requirements of $3.5 billion and $3.4 billion, respectively. Excluding Puerto Rico subsidiaries, the amount of ordinary dividends that may be paid to our parent company in 2014 is approximately $840 million in the aggregate. This compares to dividends that were paid to our parent company in 2013 of approximately $967 million. However, actual dividends paid from the subsidiaries to the parent in 2014 could be reduced as a result of the proposed statutory accounting for the health insurance industry fee, discussed below, combined with higher surplus requirements associated with premium growth due to increases in membership.

The NAIC is continuing discussions regarding the statutory accounting for the health insurance industry fee required by the Health Care Reform Law which in its present form would restrict surplus in the year preceding payment, beginning in 2014. Accordingly, in addition to recording the full-year 2014 assessment in the first quarter of 2014, we may be required to restrict surplus for the 2015 assessment ratably in 2014. This proposal does not affect our financial statements prepared in accordance with generally accepted accounting principles, under which the fee is expensed ratably throughout the payment year.